MERRILL LYNCH
EUROFUND





FUND LOGO





Annual Report

October 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION

Pie graph depicting Portfolio Information As a Percentage of Stocks at Value As of October 31, 1998

Emerging Europe*                            1.1%
Finland                                     4.4%
Switzerland                                 9.1%
France                                     15.1%
United Kingdom                             17.7%
Netherlands                                 9.6%
Italy                                       7.7%
Sweden                                      5.8%
Norway                                      1.2%
Ireland                                     1.6%
Germany                                    26.7%

[FN]
*Countries include Hungary, Poland and Slovakia.


EUROPEAN STOCK MARKET PERFORMANCE

Bar graph depicting European Stock Market Performance in terms of Total Return for the Three-Month Period Ended October 31, 1998 In US dollars*

Sweden                                    -18.9%
Norway                                    -18.3%
Germany                                   -14.1%
Italy                                     -13.1%
Netherlands                               -12.4%
Switzerland                               -11.1%
Spain                                     -10.6%
France                                    - 8.8%
Ireland                                   - 8.1%
Denmark                                   - 7.2%
Finland                                   - 6.7%
United Kingdom                            - 4.2%

Source: Financial Times/Standard & Poor's--Actuaries Index.

[FN]
*For the three-month period ended October 31, 1998, total investment return for the Financial Times/Standard & Poor's--Actuaries Europe Index was -9.43%.



Merrill Lynch EuroFund
October 31, 1998



DEAR SHAREHOLDER

During the quarter ended October 31, 1998, the unmanaged Financial Times/Standard & Poor's--Actuaries Europe Index had a total return of -9.43%, while the total return for the unmanaged Morgan Stanley Capital International Europe Index (MSCI Europe Index) was -9.36%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of -9.22%, -9.46%, -9.43% and -9.29%, respectively, in line with these indexes. The Fund's performance was significantly better than the Lipper European Region Funds Average, which had a return of -13.53% for the same three-month period. The Fund's performance benefited from a high cash position during the market decline, but was negatively impacted by poor performance of value stocks. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

Throughout the quarter ended October 31, 1998, market sentiment turned dramatically. The catalyst for the change was the Russian currency devaluation and debt default, which proved to be contagious. In addition, Japanese problems worsened, Latin America and hedge funds came under intense pressure, and fear of a credit crunch emerged. The belief in low inflation/disinflation turned into fears of deflation and recession or even depression. Low bond yields were no longer a reason to push stocks higher, but were viewed as a reflection of the dire global environment. Investors' expectations changed from a belief that corporate earnings were going to continue rising indefinitely to a view that they were on the verge of collapse. In this panic environment, European markets fell approximately 25% in US dollar terms.

Following the decline, value was abundant, but required a catalyst for a rebound. This came in the form of aggressive interest rate cuts from the US Federal Reserve Board, a Brazilian support package, new Group of Seven Industrialized Nations and International Monetary Fund initiatives and reassuring statements from banks, which some investors believed were on the verge of failure. These factors, along with signs of global stabilization and high cash levels in investment funds, caused a rapid 20% rally, leaving European equity markets about 10% below the summer highs in US dollar terms.

At the economic level, visibility is still extremely poor. However, the most likely outcome, in our view, is for moderate growth and low inflation in both the United States and Europe. An added degree of comfort comes from the fact that both regions have the scope to ease both monetary and fiscal policy, if required, to stabilize or boost economic growth. Indeed, recent Federal Reserve Board actions indicate a willingness to support global growth, and attest to its increased focus on growth rather than fears of inflation. Additionally, there is some evidence that economic activity in Asia may be bottoming out, which could have a major impact on confidence levels.

In the United Kingdom, both domestic and external growth is deteriorating. However, on a positive note, the pound sterling's fall is easing competitiveness problems and the commencement of monetary policy easing should begin to have a positive impact in 1999. In Continental Europe, the picture remains much brighter, with solid domestic demand and exports still growing, although at a slower rate in response to stronger currencies and weak demand in export markets.

Much concern has been expressed recently about the impact of lower levels of economic activity on corporate profits. It is important to note that in Europe, corporate profits growth in 1999 is not totally dependent on sales growth. As much as two-thirds of the increase in profits is expected to come from continued corporate restructuring measures, lower interest rate costs and lower taxes. Effectively, European corporate profits should grow even in a weaker economic environment.


Investment Strategy
In our last report to shareholders, we indicated that we believed European equity markets were substantially overvalued. Following sharp declines in equity values and a massive improvement in the bond/equity yield ratio, equity markets became attractive again. We took advantage of this excellent opportunity and invested virtually all of the Fund's cash reserves. The bulk of the cash was invested in the banking sector, where we previously had limited exposure. Many banks had fallen as much as 60%, and were discounting a much more negative scenario than was likely. We also took the opportunity to invest in some attractively valued growth stocks, such as mobile telephone equipment suppliers and network operators. Finally, we switched most of the Fund's remaining defensive stocks into value stocks when the markets were depressed.



Merrill Lynch EuroFund
October 31, 1998



Since the market bottom, a strong rally has ensued, with impressive price gains in certain banks and industrial stocks. However, many stocks are still substantially below their peak levels and represent good value, even if the fundamentals have deteriorated somewhat. For example, many industrial stocks' valuations still reflect deep recession expectations, whereas the most likely economic outcome is for moderate growth. In recent weeks, we sold a few stocks that had rallied aggressively and were no longer fairly valued, giving the Fund more flexibility should the markets surrender some of their recent gains.


Fiscal Year in Review
For the fiscal year ended October 31, 1998, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +13.73%, +12.58%, +12.56% and +13.49%, respectively, while the total return for the unmanaged Financial Times/Standard & Poor's-- Actuaries Europe Index was +22.06% and the total return for the unmanaged MSCI Europe Index was +23.06%. The Fund also underperformed Lipper Analytical Services Inc.'s European Region Funds Average return of +15.45%.

The main reason for the Fund's underperformance during the 12 months ended October 31, 1998 was that the value style of investing has not been in favor. Growth stocks have been driven up to levels that we believe more than discount a very benign scenario going forward, whereas value stocks are generally discounting a severe recession. Cyclical issues are now more attractively valued, relative to growth stocks, than they have been since the deep recession of the early 1980s.

At the geographic level, the Fund's results were mixed during the 12 months ended October 31, 1998. Our underweighting of the poorly performing UK market and overweighting of the French and Italian markets benefited Fund performance. However, the Fund's lack of exposure to Spain and Belgium and heavy weighting in Sweden negatively impacted returns.

Our concentration in value sectors caused the Fund's performance to suffer. Insufficient holdings in the utility, pharmaceutical and information technology sectors, coupled with high exposure to industrial cyclicals, led to relatively weaker returns. The Fund's limited exposure to the banking sector, which represents approximately 20% of the Financial Times/ Standard & Poor's Actuaries Index and the MSCI Europe Index, was very beneficial since the sector performed poorly with the market decline in the late summer and early autumn.

Overall, the Fund's performance was disappointing. We adopted a cautious stance for most of the year, given the extended valuation levels of the markets and the poor global economic environment. This cautious approach reduced returns, but also provided lower risk levels than most competitive funds.


In Conclusion
Looking ahead, we are still reasonably constructive on European equity markets for the coming year, although the markets do need to consolidate recent gains. We believe the Fund is now more balanced than it has been for quite some time, although we continue to avoid highly valued stocks. However, the outlook is far from clear, and a number of events could negatively impact European markets, such as a weaker US dollar, a slowdown in US consumer spending, a setback in the US equity market, disappointing monetary policy moves from the US Federal Reserve Board, or higher bond yields globally.

We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Adrian C. Holmes)
Adrian C. Holmes
Senior Vice President and
Portfolio Manager



December 11, 1998




Merrill Lynch EuroFund
October 31, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        + 1.33%        - 3.99%
Five Years Ended 9/30/98                  +15.71         +14.47
Inception (10/26/88)
through 9/30/98                           +12.91         +12.30

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        + 0.32%        - 3.02%
Five Years Ended 9/30/98                  +14.52         +14.52
Ten Years Ended 9/30/98                   +12.28         +12.28

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        + 0.28%        - 0.55%
Inception (10/21/94)
through 9/30/98                           +13.90         +13.90

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        + 1.09%        - 4.22%
Inception (10/21/94)
through 9/30/98                           +14.82         +13.26

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch EuroFund
October 31, 1998


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's
Class A & Class B Shares compared to growth of an investment in the Morgan Stanley Capital International Europe Index. Beginning and ending values are:

                                          10/88            10/98

ML EuroFund++--
Class A Shares*                          $ 9,475          $34,229

ML EuroFund++--
Class B Shares*                          $10,000          $32,524

Morgan Stanley Capital International
Europe Index++++                         $10,000          $38,210



A line graph depicting the growth of an investment in the Fund's
Class C Shares & Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Europe Index. Beginning and ending values are:

                                         10/21/94**        10/98

ML EuroFund++--
Class C Shares*                          $10,000          $18,422

ML EuroFund++--
Class D Shares*                          $ 9,475          $18,030

Morgan Stanley Capital International
Europe Index++++                         $10,000          $20,617

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.
++++This unmanaged capitalization-weighted Index is comprised of 615 stocks, including a representative sampling of large-, medium-, and small-capitalization companies. The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94.

    Past performance is not predictive of future performance.



Merrill Lynch EuroFund
October 31, 1998


PERFORMANCE DATA (concluded)


Recent Performance Results*
                                                                                      Ten Years/
                                                      12 Month         3 Month     Since Inception
                                                    Total Return     Total Return    Total Return
ML EuroFund Class A Shares                             +13.73%           -9.22%        +261.29%
ML EuroFund Class B Shares                             +12.58            -9.46         +225.24
ML EuroFund Class C Shares                             +12.56            -9.43         + 84.22
ML EuroFund Class D Shares                             +13.49            -9.29         + 90.29

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are Class A & Class B Shares, for the ten years ended 10/31/98 and Class C & Class D Shares, from 10/21/94 to 10/31/98.



Merrill Lynch EuroFund
October 31, 1998

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                Shares                                                                   Value      Percent of
Industries                       Held                 Investments                          Cost        (Note 1a)    Net Assets

Finland
Metals & Mining                  990,307     Outokumpu OY                            $   14,892,711   $    8,951,816    0.5%

Paper & Forest                 1,642,749     Enso-Gutzeit OY 'R' (Ordinary)
Products                                     (Registered)                                14,186,731       12,728,163    0.7

                               2,266,341     Metsa Serla OY (Class B)                    17,992,809       17,154,583    1.0
                                 790,706     UPM-Kymmene Corp.                           17,268,069       18,929,189    1.0
                                                                                     --------------   --------------  ------
                                                                                         49,447,609       48,811,935    2.7

Telecommunications               205,430     Nokia Oyj (Class A)                         14,649,985       18,712,557    1.0

                                             Total Investments in Finland                78,990,305       76,476,308    4.2


France


Automobiles &                     64,451     Peugeot S.A.                                 7,767,416       10,753,434    0.6
Equipment

Banking                          422,733     Banque Nationale de Paris                   23,242,367       26,774,612    1.5
                                 198,459     Societe Generale de France S.A.             27,368,088       26,254,025    1.4
                                                                                     --------------   --------------  ------
                                                                                         50,610,455       53,028,637    2.9

Communication                    148,310     Alcatel Alsthom Cie Generale
Equipment                                    d'Electricite S.A.                          23,053,619       16,523,378    0.9

Electronics                      192,667   ++STMicroelectronics N.V.                     10,155,236       11,790,277    0.6

Energy                           358,703     Elf Aquitaine S.A.                          46,087,088       41,512,964    2.2

Financial Services               337,905     Compagnie Financiere de Paribas S.A.        19,493,914       24,838,085    1.3
                                  90,648     Societe EuraFrance S.A.                     31,783,947       46,025,559    2.5
                                                                                     --------------   --------------  ------
                                                                                         51,277,861       70,863,644    3.8

Insurance                        225,635     AXA-UAP                                     15,710,937       25,503,740    1.4

Machinery                        177,431     Compagnie de Fives-Lille S.A.                9,488,305       14,051,411    0.8

Metals & Steel                 1,756,676     Usinor-Sacilor                              27,910,057       20,077,200    1.1

                                             Total Investments in France                242,060,974      264,104,685   14.3

Germany

Automobiles                      324,599     Daimler-Benz AG                             25,148,453       25,203,004    1.4
                                 446,187     Volkswagen AG                               25,021,850       33,565,125    1.8
                                                                                     --------------   --------------  ------
                                                                                         50,170,303       58,768,129    3.2

Banking                          148,248     Commerzbank AG                               5,388,529        4,460,876    0.2
                                 687,028     Deutsche Bank AG                            53,953,341       42,757,634    2.3
                                 176,601     Dresdner Bank AG                            10,238,267        6,882,637    0.4
                                 159,725     HypoVereinsbank AG                          11,601,109       12,691,141    0.7
                                                                                     --------------   --------------  ------
                                                                                         81,181,246       66,792,288    3.6

Chemicals                        458,077     BASF AG                                     17,918,780       19,430,215    1.0
                                 714,529     Bayer AG                                    28,825,006       29,056,074    1.6
                                  77,016     Henkel KGaA                                  3,295,326        6,096,130    0.3
                                 290,660     Henkel KGaA (Preferred)                     13,952,609       24,850,991    1.3
                                 856,278     Hoechst AG                                  32,514,009       35,803,286    1.9
                                                                                     --------------   --------------  ------
                                                                                         96,505,730      115,236,696    6.1


Merrill Lynch EuroFund
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                                Shares                                                                   Value      Percent of
Industries                       Held                 Investments                          Cost        (Note 1a)    Net Assets

Germany (concluded)
Construction                      33,402   ++Philipp Holzmann AG                     $   12,511,136   $    3,390,656    0.2%

Electrical Equipment             604,525     Siemens AG                                  40,147,586       36,381,082    2.0

Engineering                      321,783     Kloeckner Werke AG                          14,985,368       16,234,973    0.9

Insurance                         41,842     Muenchener Rueckversicherungs-
                                             Gesellschaft AG                             16,033,685       19,163,889    1.0

Machinery &                      217,570     Jungheinrich AG (Preferred)                  4,412,664        2,892,169    0.2
Equipment                        378,945     Mannesmann AG                               31,180,865       37,322,076    2.0
                                                                                     --------------   --------------  ------
                                                                                         35,593,529       40,214,245    2.2

Medical Equipment                 43,086     Fresenius AG (Preferred)                     8,524,834        7,393,610    0.4

Mining                           242,321     Thyssen AG                                  51,243,419       43,632,422    2.4

Oil--International               428,666     RWE AG                                      21,107,621       23,259,339    1.3

Retail Trade                       8,740     Moebel Walther AG (Preferred)                  325,084          285,172    0.0

Utilities                        625,206     Veba AG                                     41,690,089       34,943,538    1.9

                                             Total Investments in Germany               470,019,630      465,696,039   25.2


Hungary


Banking                          209,238     OTP Bank (GDR)*                             11,066,477        7,584,877    0.4

Oil & Gas                        429,475     Mol Magyar Olay-es Gazipari
Producers                                    Reszvenytarsasag (GDR)*                     11,571,345        9,770,556    0.5

                                             Total Investments in Hungary                22,637,822       17,355,433    0.9


Ireland


Banking                          861,461     Bank of Ireland                             13,129,074       15,837,885    0.9

Building &                       686,394     CRH PLC                                      7,454,519        9,998,894    0.5
Construction

Food                             693,901     Greencore Group PLC                          3,481,856        2,609,904    0.1

                                             Total Investments in Ireland                24,065,449       28,446,683    1.5


Italy


Diversified Holdings          42,118,867     MontEdison S.p.A.                           33,930,370       41,702,103    2.3

Telecommunications            18,332,698     Telecom Italia S.p.A.                       83,173,608       92,492,112    5.0

                                             Total Investments in Italy                 117,103,978      134,194,215    7.3


Merrill Lynch EuroFund
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
                                Shares                                                                   Value      Percent of
Industries                       Held                 Investments                          Cost        (Note 1a)    Net Assets

Netherlands
Chemicals                        773,970     Akzo Nobel N.V.                         $   26,309,988   $   30,091,695    1.6%
                                 310,870     European Vinyls Corporation
                                             International N.V.                          11,599,987        2,896,770    0.2
                                                                                     --------------   --------------  ------
                                                                                         37,909,975       32,988,465    1.8

Diversified Holdings             285,466     Internatio-Mueller N.V.                      7,753,277        6,879,436    0.4

Electrical Equipment             663,841     Philips Electronics N.V.                    32,538,665       35,337,544    1.9
                                 113,948     Twentsche Kabel Holding N.V.                 4,695,441        3,325,746    0.2
                                                                                     --------------   --------------  ------
                                                                                         37,234,106       38,663,290    2.1

Financial Services               490,169     ING Groep N.V.                              19,776,242       23,730,133    1.3

Paper & Forest                 2,108,845     Buhrmann N.V.                               44,535,332       37,833,400    2.0
Products

Steel                            174,270     Ispat International N.V.                     4,720,005        1,231,920    0.1
                               1,161,001     Ispat International N.V. (NY
                                             Registered Shares)                          19,453,937        8,634,945    0.4
                                                                                     --------------   --------------  ------
                                                                                         24,173,942        9,866,865    0.5

Telecommunications               372,549     KPN N.V.                                    13,003,454       14,484,581    0.8

Transport Services               117,568     Koninklijke Pakhoed N.V.                     4,561,548        2,896,229    0.2

                                             Total Investments in the Netherlands       188,947,876      167,342,399    9.1


Norway


Computer Software              1,006,619     Merkantildata ASA                            6,172,754       10,105,520    0.6

Oil & Gas Producers              786,098     Saga Petroleum ASA (Class B)                10,970,845        9,917,939    0.5

Publishing                        76,392     Schibsted ASA                                1,579,347          797,995    0.0

                                             Total Investments in Norway                 18,722,946       20,821,454    1.1


Poland


Electrical Equipment             298,839   ++Bydgoska Fabryka Kabli S.A.                    893,400          963,717    0.1

                                             Total Investments in Poland                    893,400          963,717    0.1


Slovakia


Metals & Mining                   94,112   ++Zavod SNP                                    1,514,872          188,213    0.0

                                             Total Investments in Slovakia                1,514,872          188,213    0.0


Merrill Lynch EuroFund
October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)

                                Shares                                                                   Value      Percent of
Industries                       Held                 Investments                          Cost        (Note 1a)    Net Assets

Sweden
Appliances                     1,581,170     Electrolux AB                           $   16,817,344   $   23,771,364    1.3%

Automobiles &                    549,126     Volvo AB (B Shares)                         17,376,361       11,838,852    0.6
Equipment

Engineering                      189,250     Svedala Industry AB                          2,485,262        2,978,370    0.1

Insurance                      1,402,756     Skandia Forsakrings AB                      10,488,842       17,858,414    1.0

Metals & Steel                 1,258,445     Avesta-Sheffield AB                         10,665,001        3,526,274    0.2

Paper & Forest                   510,201     Mo och Domsjo AB (Class B)                  12,808,027       11,880,928    0.6
Products                       6,095,550     Rottneros Bruks AB                           8,904,861        2,885,707    0.2
                               1,005,923     Stora Kopparbergs AB                        12,861,379       11,068,808    0.6
                                                                                     --------------   --------------  ------
                                                                                         34,574,267       25,835,443    1.4

Pharmaceutical--                 904,293     Astra AB (Class A)                          13,878,125       14,636,504    0.8
Prescription
                                             Total Investments in Sweden                106,285,202      100,445,221    5.4

Switzerland

Banking                           27,803     Banque Cantonale de Geneve (BCG)             9,263,273        6,664,821    0.4
                                 205,288     Credit Suisse Group (Registered)            35,266,140       31,630,087    1.7
                                                                                     --------------   --------------  ------
                                                                                         44,529,413       38,294,908    2.1

Banking & Financial              173,024     UBS AG (Registered)                         49,021,513       47,557,277    2.6

Consumer Products                  5,200     Societe Suisse pour la Microelectronique
                                             et l'Horlogerie AG (Registered)                730,278          712,711    0.0

Drugs                             24,882     Novartis AG (Registered)                    37,778,081       44,918,674    2.4

Food & Beverage                   12,946     Nestle S.A. (Registered)                    23,942,287       27,585,439    1.5

                                             Total Investments in Switzerland           156,001,572      159,069,009    8.6


United Kingdom


Automobiles &                  4,695,205     LucasVarity PLC                             15,057,063       16,037,769    0.9
Equipment

Banking                        1,644,018     Barclays PLC                                35,767,910       35,427,812    1.9
                                 932,381     HSBC Holdings PLC                           28,260,928       21,856,502    1.2
                               2,833,866     National Westminster Bank PLC               45,796,968       47,877,305    2.6
                                                                                     --------------   --------------  ------
                                                                                        109,825,806      105,161,619    5.7

Beverages                      2,036,419     Allied Domecq PLC                           15,293,731       18,753,790    1.0
                                 925,199     Bass PLC (Ordinary)                         13,596,207       11,231,361    0.6
                                                                                     --------------   --------------  ------
                                                                                         28,889,938       29,985,151    1.6

Building &                       955,533     Jarvis PLC                                  11,336,396       10,079,650    0.5
Construction

Chemicals                      3,018,927     Imperial Chemical Industries PLC            26,845,938       27,119,492    1.5

Computer/                        398,875     Misys PLC                                    1,566,749        2,798,402    0.2
Commercial/Office


Merrill Lynch EuroFund
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                               Shares                                                                    Value      Percent of
Industries                       Held                 Investments                          Cost        (Note 1a)    Net Assets

United Kingdom (concluded)
Diversified Holdings          10,877,952     BTR PLC                                 $   42,850,167   $   19,033,675    1.0%

Financial Services             1,488,319   ++Allied Zurich AG                            20,345,700       17,793,175    1.0

Food                           1,825,174     Safeway PLC                                 10,383,035        9,168,214    0.5

Insurance                      2,088,705     Guardian Royal Exchange PLC                  8,977,732       10,124,764    0.5
                               2,396,773     Royal & Sun Alliance Insurance
                                             Group PLC                                   23,899,312       21,951,967    1.2
                                                                                     --------------   --------------  ------
                                                                                         32,877,044       32,076,731    1.7

Metals                         1,000,326     Johnson Matthey PLC                          9,572,778        5,644,568    0.3

Metals & Mining                  402,400     Rio Tinto PLC (Registered)                   6,406,828        4,884,895    0.3

Oil-Related                      649,357     Expro International Group PLC                5,177,253        3,555,417    0.2

Steel                          4,364,523     British Steel PLC                            9,051,465        7,490,656    0.4

Telecommunications               797,631     Cable & Wireless PLC                         6,266,983        8,948,207    0.5
                                 925,376   ++Orange PLC                                   6,722,941        8,607,192    0.4
                                                                                     --------------   --------------  ------
                                                                                         12,989,924       17,555,399    0.9

                                             Total Investments in the
                                             United Kingdom                             343,176,084      308,384,813   16.7

                                Face
                               Amount             Short-Term Securities
Repurchase              US$   22,725,000     HSBC Holdings Inc., purchased on
Agreements**                                 10/30/1998 to yield 5.30% to
                                             11/02/1998                                  22,725,000       22,725,000    1.2

                                             Total Investments in Short-Term
                                             Securities                                  22,725,000       22,725,000    1.2


                                             Total Investments                        1,793,145,110    1,766,213,189   95.6



                     Nominal Value Covered                                                Premiums
                       By Options Written                   Issue                         Received

Options Written                  822,009     Barclays PLC, expiring January 1999
                                             at Pound Sterling 1425.6                    (1,178,638)      (1,040,537)  (0.0)
                                 932,381     HSBC Holdings PLC, expiring January
                                             1999 at Pound Sterling 15.3                 (1,490,705)      (1,452,677)  (0.1)
                                   8,678     Nestle S.A., expiring December 1998
                                             at CHF 2817.15                                (946,508)      (1,237,687)  (0.1)

                                             Total Options Written                       (3,615,851)      (3,730,901)  (0.2)


Total Investments, Net of Options Written                                            $1,789,529,259    1,762,482,288   95.4
                                                                                     ==============
Foreign Time Deposits++++                                                                                 42,320,815    2.3

Other Assets Less Liabilities                                                                             41,946,883    2.3
                                                                                                      --------------  ------
Net Assets                                                                                            $1,846,749,986  100.0%
                                                                                                      ==============  ======

   *Global Depositary Receipts (GDR).
  **Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
  ++Non-income producing security.
++++Foreign time deposits bear interest at 3.50% maturing on 11/02/1998.


    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1998
Assets:             Investments, at value (identified cost--$1,793,145,110) (Note 1a)                     $1,766,213,189
                    Cash                                                                                          18,011
                    Foreign cash (Note 1b)                                                                    45,335,528
                    Foreign time deposits (Note 1b)                                                           42,320,815
                    Receivables:
                      Securities sold                                                   $   26,509,616
                      Dividends                                                              4,701,956
                      Options written                                                        2,669,343
                      Beneficial interest sold                                               1,884,190
                      Interest                                                                   7,436        35,772,541
                                                                                        --------------
                    Prepaid registration fees and other assets (Note 1f)                                          69,882
                                                                                                          --------------
                    Total assets                                                                           1,889,729,966
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$3,615,851)
                    (Notes 1a & 1c)                                                                            3,730,901
                    Payables:
                      Securities purchased                                                  27,808,842
                      Beneficial interest redeemed                                           5,520,451
                      Variation margin (Note 1c)                                             1,217,170
                      Investment adviser (Note 2)                                            1,082,107
                      Distributor (Note 2)                                                     702,790        36,331,360
                                                                                        --------------
                    Accrued expenses and other liabilities                                                     2,917,719
                                                                                                          --------------
                    Total liabilities                                                                         42,979,980
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,846,749,986
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                  $   3,944,068
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      4,988,012
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        329,998
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,818,937
                    Paid-in capital in excess of par                                                       1,513,272,199
                    Undistributed investment income--net                                                      39,235,732
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               310,054,156
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (26,893,116)
                                                                                                          --------------
                    Net assets                                                                            $1,846,749,986
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $691,196,755 and 39,440,676 shares
                             of beneficial interest outstanding                                           $        17.52
                                                                                                          ==============
                    Class B--Based on net assets of $787,595,352 and 49,880,123 shares
                             of beneficial interest outstanding                                           $        15.79
                                                                                                          ==============
                    Class C--Based on net assets of $51,671,416 and 3,299,981 shares
                             of beneficial interest outstanding                                           $        15.66
                                                                                                          ==============
                    Class D--Based on net assets of $316,286,463 and 18,189,371 shares
                             of beneficial interest outstanding                                           $        17.39
                                                                                                          ==============
                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 1998
Investment          Dividends (net of $4,772,565 foreign withholding tax)                                 $   48,056,186
Income              Interest                                                                                  10,839,552
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              58,895,738
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                   $   13,960,120
                    Account maintenance and distribution fees--Class B (Note 2)              8,374,767
                    Custodian fees                                                           1,389,257
                    Transfer agent fees--Class B (Note 2)                                    1,281,147
                    Transfer agent fees--Class A (Note 2)                                      949,034
                    Account maintenance fees--Class D (Note 2)                                 641,957
                    Account maintenance and distribution fees--Class C (Note 2)                388,873
                    Transfer agent fees--Class D (Note 2)                                      334,925
                    Registration fees (Note 1f)                                                322,570
                    Printing and shareholder reports                                           196,258
                    Accounting services (Note 2)                                               194,598
                    Professional fees                                                           93,032
                    Transfer agent fees--Class C (Note 2)                                       63,726
                    Trustees' fees and expenses                                                 36,629
                    Pricing fees                                                                19,714
                    Other                                                                       22,624
                                                                                        --------------
                    Total expenses                                                                            28,269,231
                                                                                                          --------------
                    Investment income--net                                                                    30,626,507
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                     313,955,870
(Loss) on             Foreign currency transactions--net                                    17,716,606       331,672,476
Investments &                                                                           --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                    (214,541,875)
(Notes 1b, 1c,        Foreign currency transactions--net                                        66,655      (214,475,220)
1e & 3):                                                                                --------------    --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    117,197,256
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  147,823,763
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:         Investment income--net                                              $   30,626,507    $   11,429,733
                    Realized gain on investments and foreign currency trans-
                    actions--net                                                           331,672,476       249,446,581
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                (214,475,220)       99,450,956
                                                                                        --------------    --------------
                    Net increase in net assets resulting from operations                   147,823,763       360,327,270
                                                                                        --------------    --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (3,661,941)       (6,021,879)
Shareholders          Class B                                                                       --       (15,309,051)
(Note 1h):            Class C                                                                       --          (416,944)
                      Class D                                                                 (687,312)       (2,740,402)
                    In excess of investment income--net:
                      Class A                                                                       --        (2,089,129)
                      Class B                                                                       --        (5,311,063)
                      Class C                                                                       --          (144,648)
                      Class D                                                                       --          (950,709)
                    Realized gain on investments--net:
                      Class A                                                              (90,342,323)      (29,824,108)
                      Class B                                                             (135,005,638)     (104,006,961)
                      Class C                                                               (3,894,837)       (2,515,859)
                      Class D                                                              (25,058,924)      (14,571,787)
                                                                                        --------------    --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (258,650,975)     (183,902,540)
                                                                                        --------------    --------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                  409,885,874       286,738,788
Transactions                                                                            --------------    --------------
(Note 4):

Net Assets:         Total increase in net assets                                           299,058,662       463,163,518
                    Beginning of year                                                    1,547,691,324     1,084,527,806
                                                                                        --------------    --------------
                    End of year*                                                        $1,846,749,986    $1,547,691,324
                                                                                        --------------    --------------

                   *Undistributed (accumulated distributions in excess of)
                    investment income--net (Note 1i)                                    $   39,235,732    $  (10,162,843)
                                                                                        --------------    --------------

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements                                 Class A++
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         1998         1997       1996        1995        1994
Per Share           Net asset value, beginning of year       $    18.47  $    16.67  $    15.07  $    15.96   $    13.87
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .40         .26         .32         .19          .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              1.73        4.31        2.32         .56         1.91
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               2.13        4.57        2.64         .75         2.09
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.12)       (.44)         --          --           --
                      In excess of investment income--net            --        (.15)         --          --           --
                      Realized gain on investments--net           (2.96)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.08)      (2.77)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    17.52  $    18.47  $    16.67  $    15.07   $    15.96
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           13.73%      32.13%      18.86%       6.19%       15.07%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.00%       1.03%       1.10%       1.12%        1.03%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        2.21%       1.53%       2.04%       1.32%        1.17%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $  691,197  $  563,098  $  216,056  $  204,713   $  236,288
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           78.75%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.


                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class B++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         1998         1997        1996        1995       1994
Per Share           Net asset value, beginning of year       $    16.92  $    15.47  $    14.20  $    15.28   $    13.43
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .17         .07         .14         .04          .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              1.60        3.99        2.17         .52         1.83
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.77        4.06        2.31         .56         1.85
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --        (.32)         --          --           --
                      In excess of investment income--net            --        (.11)         --          --           --
                      Realized gain on investments--net           (2.90)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.90)      (2.61)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    15.79  $    16.92  $    15.47  $    14.20   $    15.28
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           12.58%      30.84%      17.61%       5.12%       13.78%
Return:*                                                     ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses                                      2.03%       2.06%       2.13%       2.15%        2.06%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.07%        .45%       1.00%        .27%         .14%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  787,595  $  811,859  $  738,535  $  795,469   $1,086,480
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           78.75%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
October 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                     Class C++++
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                     Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                       For the Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                         1998         1997        1996        1995        1994
Per Share           Net asset value, beginning of period     $    16.82  $    15.45  $    14.19  $    15.28   $    15.08
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income(loss)--net                    .19         .07         .15         .01         (.01)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              1.56        3.97        2.15         .54          .21
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.75        4.04        2.30         .55          .20
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --        (.36)         --          --           --
                      In excess of investment income--net            --        (.13)         --          --           --
                      Realized gain on investments--net           (2.91)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.91)      (2.67)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    15.66  $    16.82  $    15.45  $    14.19   $    15.28
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           12.56%      30.81%      17.55%       5.04%        1.33%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      2.04%       2.08%       2.15%       2.18%        2.86%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income(loss)--net                  1.18%        .43%       1.04%        .11%       (2.47%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $   51,671  $   22,260  $   15,917  $    9,668   $      462
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           78.75%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                          Class D++++
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                      For the Year Ended October 31,           Oct. 31,
Increase (Decrease) in Net Asset Value:                         1998        1997        1996         1995        1994
Per Share           Net asset value, beginning of period     $    18.35  $    16.57  $    15.02  $    15.96   $    15.75
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .36         .20         .28         .20           --++++++
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              1.72        4.31        2.31         .50          .21
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               2.08        4.51        2.59         .70          .21
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.08)       (.41)         --          --           --
                      In excess of investment income--net            --        (.14)         --          --           --
                      Realized gain on investments--net           (2.96)      (2.18)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.04)      (2.73)      (1.04)      (1.64)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    17.39  $    18.35  $    16.57  $    15.02   $    15.96
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           13.49%      31.84%      18.57%       5.85%        1.33%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.25%       1.28%       1.34%       1.38%        2.11%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income(loss)--net                  2.01%       1.21%       1.83%       1.37%       (1.70%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  316,287  $  150,474  $  114,020  $  104,493   $      340
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           78.75%      92.65%      92.34%      72.16%       82.47%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denomi-nated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch EuroFund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $23,121,321 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1998, MLAM paid MLAM U.K. a fee of $2,799,466 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account      Distribution
                                       Maintenance Fee       Fee

Class B                                     0.25%           0.75%
Class C                                     0.25%           0.75%
Class D                                     0.25%            --



Merrill Lynch EuroFund
October 31, 1998



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1998, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                               $ 4,516       $ 49,798
Class D                               $27,769       $398,749


For the year ended October 31, 1998, MLPF&S received contingent deferred sales charges of $1,079,765 and $27,998 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $10,340 and $9,433 relating to transactions subject to front-end sales charge waivers in Class A Shares and Class D Shares, respectively.

In addition, MLPF&S received $215,841 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1998.

For the year ended October 31, 1998, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $20 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $1,469,753,762 and $1,230,461,711, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains (losses) as of October 31, 1998 were as follows:

                                   Realized       Unrealized
                                    Gains           Gains
                                   (Losses)        (Losses)

Long-term investments           $ 320,533,240  $ (26,931,921)
Financial futures contracts        (7,710,805)            --
Options written                     1,133,435       (115,050)
Foreign currency transactions      17,716,606        153,855
                                -------------  -------------
Total                           $ 331,672,476  $ (26,893,116)
                                =============  =============


Transactions in call options written for the year ended October 31, 1998 were as follows:

                                                   Premiums
                                 Par Value         Received

Outstanding call options
written at beginning of year               --             --
Options written                 $  15,601,958  $   5,064,934
Options exercised                  (3,158,603)      (315,648)
Options expired                   (10,680,287)    (1,133,435)
                                -------------  -------------
Outstanding call options
written at end of year          $   1,763,068  $   3,615,851
                                =============  =============


As of October 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $42,449,733, of which $153,525,954 related to appreciated securities and $195,975,687 related to depreciated securities. At October 31, 1998, the aggregate cost of investments, net of options written, for Federal income tax purposes was $1,804,932,021.


4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $409,885,874 and $286,738,788 for the years ended October 31, 1998 and October 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                        Dollar
Ended October 31, 1998               Shares        Amount

Shares sold                        31,832,178  $ 572,990,851
Shares issued to shareholders
in reinvestment of dividends
and distributions                   5,764,313     89,116,286
                                -------------  -------------
Total issued                       37,596,491    662,107,137
Shares redeemed                   (28,637,448)  (491,035,443)
                                -------------  -------------
Net increase                        8,959,043  $ 171,071,694
                                =============  =============


Merrill Lynch EuroFund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                        Dollar
Ended October 31, 1997              Shares         Amount

Shares sold                        26,338,718  $ 430,396,173
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,393,410     34,465,523
                                -------------  -------------
Total issued                       28,732,128    464,861,696
Shares redeemed                   (11,210,660)  (185,967,493)
                                -------------  -------------
Net increase                       17,521,468  $ 278,894,203
                                =============  =============


Class B Shares for the Year                        Dollar
Ended October 31, 1998              Shares         Amount

Shares sold                        20,637,674  $ 346,740,573
Shares issued to shareholders in
reinvestment of distributions       8,377,046    117,781,272
                                -------------  -------------
Total issued                       29,014,720    464,521,845
Shares redeemed                   (17,716,020)  (282,471,179)
Automatic conversion of
shares                             (9,405,997)  (150,820,513)
                                -------------  -------------
Net increase                        1,892,703  $  31,230,153
                                =============  =============


Class B Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                        12,478,198  $ 191,822,144
Shares issued to shareholders in
reinvestment of dividends and
distributions                       8,168,942    108,729,884
                                -------------  -------------
Total issued                       20,647,140    300,552,028
Shares redeemed                   (19,835,758)  (306,830,535)
Automatic conversion of
shares                               (554,263)    (8,320,978)
                                -------------  -------------
Net increase (decrease)               257,119  $ (14,599,485)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended October 31, 1998                Shares        Amount

Shares sold                         6,966,258  $ 114,030,342
Shares issued to shareholders
in reinvestment of distributions      247,386      3,448,559
                                -------------  -------------
Total issued                        7,213,644    117,478,901
Shares redeemed                    (5,237,487)   (84,231,413)
                                -------------  -------------
Net increase                        1,976,157  $  33,247,488
                                =============  =============


Class C Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                         5,368,818  $  83,195,165
Shares issued to shareholders
in reinvestment of dividends
and distributions                     210,334      2,782,759
                                -------------  -------------
Total issued                        5,579,152     85,977,924
Shares redeemed                    (5,285,585)   (82,227,446)
                                -------------  -------------
Net increase                          293,567  $   3,750,478
                                =============  =============


Class D Shares for the Year                         Dollar
Ended October 31, 1998                Shares        Amount

Shares sold                         9,981,419  $ 164,257,372
Automatic conversion of
shares                              7,844,570    150,820,513
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,382,415     21,261,544
                                -------------  -------------
Total issued                       19,208,404    336,339,429
Shares redeemed                    (9,217,837)  (162,002,890)
                                -------------  -------------
Net increase                        9,990,567  $ 174,336,539
                                =============  =============


Class D Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                         9,883,349  $ 166,073,878
Automatic conversion of
shares                                513,600      8,320,978
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,058,039     15,172,446
                                -------------  -------------
Total issued                       11,454,988    189,567,302
Shares redeemed                   (10,135,898)  (170,873,710)
                                -------------  -------------
Net increase                        1,319,090  $  18,693,592
                                =============  =============


5. Commitments:
At October 31, 1998, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approximately $19,888,000 and $21,666,000, respectively.


6. Subsequent Event:
On December 1, 1998, the Fund's Board of Trustees declared an ordinary income dividend and a long-term capital gains distribution payable per share on December 15, 1998 to shareholders of record as of December 14, 1998 as follows:


                                    Ordinary      Long-Term
                                     Income     Capital Gains

Class A                            $1.570510      $2.103160
Class B                            $1.394127       2.103160
Class C                            $1.447025       2.103160
Class D                            $1.534386       2.103160



Merrill Lynch EuroFund
October 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of invest-ments, of Merrill Lynch EuroFund as of October 31, 1998, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 16, 1998
</AUDIT-REPORT>




Merrill Lynch EuroFund
October 31, 1998


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch EuroFund during its taxable year ended October 31, 1998:

                                    Foreign    Non-Qualifying   Total     Foreign Taxes  Long-Term
             Record     Payable      Source       Domestic     Ordinary      Paid or      Capital
              Date        Date       Income        Income       Income       Withheld      Gains*
Class A     12/15/97    12/23/97    $.328026      $.914999     $1.243025     $.045020    $1.833752
Class B     12/15/97    12/23/97    $.281618      $.785546     $1.067116     $.045020    $1.833752
Class C     12/15/97    12/23/97    $.284981      $.794930     $1.079911     $.045020    $1.833752
Class D     12/15/97    12/23/97    $.317799      $.886472     $1.204271     $.045020    $1.833752

[FN]
*Of this distribution, 35.93% is subject to the 28% tax rate and 64.07% is subject to the 20% tax rate.

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid. Please retain this information for your records.



Merrill Lynch EuroFund
October 31, 1998


PORTFOLIO CHANGES (unaudited)

For the Quarter Ended October 31, 1998

Additions

 Allied Zurich AG
 Astra AB (Class A)
 Bank of Ireland
 Barclays PLC
*British American Tobacco
 Buhrmann N.V.
 Credit Suisse Group (Registered)
*Ericcson LM (Class B)
 Guardian Royal Exchange PLC
 HypoVereinsbank AG
 Imperial Chemical Industries PLC
 KPN N.V.
 Mannesmann AG
 Muenchener Rueckversicherungs-Gesellschaft AG
 Nestle S.A. (Registered)
 Nokia Oyj (Class A)
 OTP Bank (GDR)
 Orange PLC
*Royal Dutch Petroleum Company (ADR)
 UBS AG (Registered)
*Yapi ve Kredi Bankasi (GDR)


Deletions

 Anglian Water PLC
 Ardem Pisirici Ve Isitici Cihazlar Sanayii A.S.
 B.A.T. Industries PLC
 Bouygues S.A.
*British American Tobacco
 Endesa S.A.
*Ericcson LM (Class B)
 Inspec Group PLC
 J. Sainsbury PLC
 Karstadt AG
 Koninklijke KNP BT N.V.
 Roche Holding AG
 Royal Dutch Petroleum Company
*Royal Dutch Petroleum Company (ADR)
 SKF AB (Class A)
 Shell Transport & Trading Company (The)
 Slovakofarma
 SmithKline Beecham PLC
 Softbank S.A. (GDR)
 United Utilities PLC
*Yapi ve Kredi Bankasi (GDR)
 Zaklady Lentex S.A.

[FN]
*Added and deleted in the same quarter.



Merrill Lynch EuroFund
October 31, 1998


PORTFOLIO INFORMATION (unaudited)


As of October 31, 1998
                                 Percent of
Ten Largest Equity Holdings      Net Assets

Telecom Italia S.p.A.                5.0 %
National Westminster Bank PLC        2.6
UBS AG (Registered)                  2.6
Societe EuraFrance S.A.              2.5
Novartis AG (Registered)             2.4
Thyssen AG                           2.4
Deutsche Bank AG                     2.3
MontEdison S.p.A.                    2.3
Elf Aquitaine S.A.                   2.2
Buhrmann N.V.                        2.0


                                 Percent of
Ten Largest Industries           Net Assets

Banking                             15.6 %
Chemicals                            9.4
Telecommunications                   7.7
Paper & Forest Products              6.1
Financial Services                   6.1
Insurance                            5.1
Electrical Equipment                 4.2
Diversified Holdings                 3.7
Automobiles                          3.2
Banking & Financial                  2.6



Merrill Lynch EuroFund
October 31, 1998


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Adrian C. Holmes, Senior Vice President
  and Portfolio Manager
Alan J. Albert, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863